UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

HILLENBRAND, INC.
 (Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2008, the Board of Directors of Hillenbrand, Inc. elected Stuart A. Taylor II to the Board of Directors, for a term expiring at Hillenbrand’s next annual meeting of shareholders. Mr. Taylor was elected to fill a newly created Board seat in Class I of the Board of Directors. The Board of Directors has not yet determined which committees of the Board, if any, Mr. Taylor will be appointed to.

Hillenbrand’s press release announcing the election of Mr. Taylor is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press release dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: October 1, 2008	BY:	/S/ Cynthia L. Lucchese

Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: October 1, 2008	BY:	/S/ Theodore S. Haddad, Jr.

Theodore S. Haddad, Jr.
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 29, 2008